Q3 2010 Earnings Press Release Supplement 20 October 2010 Exhibit 99.2

$307
$302
$400
$561
$727
$741
$737
  Q1
2009
  Q2
2009
  Q3
2009
  Q4
2009
  Q1
2010
  Q2
2010
  Q3
2010
$463
$469
$379
$110
$239
$293
$537
Strong financial performance marked by record EPS
$0.81
$2.40
$2.37
$1.75
$2.75
$2.39
$2.10
  Q1
2009
  Q2
2009
  Q3
2009
  Q4
2009
  Q1
2010
  Q2
2010
  Q3
2010
Operating and Net Income, as Adjusted Diluted Earnings Per Share, as Adjusted
Reconciliation between GAAP and as Adjusted is provided in the appendix
Operating Income Net Income

37.4%
38.7%
36.8%
38.9%
38.8%
38.4%
2007 2008          2009
Pro Forma
          Q1
2010
         Q2
2010
         Q3
2010
While operating margins appear flat to reported BLK standalone results, margins actually have expanded by approximately
1.9 points YTD versus 2009 BLK/BGI ProForma
38.7% YTD
We have expanded margins while investing in the business
Operating Margins, as Adjusted
For further information and reconciliation between GAAP and as Adjusted, see note (a) in the current earnings release as well as previously filed Forms 10-K, 10-Q and 8-K’s

Equity markets have been volatile
Dow Jones Q2 2010 Spot to Spot Q3 2010 Spot to Spot
Q2-10 Average: 10,565 Q3-10 Average: 10,390
6/30 7/31 8/31
Q3-09 Average: 9,221
Q3 2009 Spot to Spot
9/30  3/31 4/30 5/31 6/30 7/31 9/30
Equity markets in Q3 2010 were lower on average than Q2 2010, but higher than a year ago
6,000
7,000
8,000
9,000
10,000
11,000
12,000
8/31

Improving operating & non-operating results
$2.75
$2.37
$0.23
$0.15
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
Q2-10 EPS Operating EPS Non-Operating EPS Q3-10 EPS
$0.38
Increasing EPS
Favorable tax rulings and the resolution of certain tax matters resulted in a YTD tax rate of 33.5% on an as adjusted basis.
The Q3 EPS impact of the lower tax rate related to the first 6 months was $0.11.
For further information and reconciliation between GAAP and as Adjusted, see notes (a) through (f) in the current earnings release

Strong investment performance drives revenue growth
$2,092
$2,032
$7
$64
$2
($13)
Q2-10 Performance Fees Other Revenue Base Fees BRS & Advisory Q3-10
$60 million
Decreasing Revenue Increasing Revenue
86%
5%
4%
5%
Base Fees
Performance Fees
BRS and Advisory
Other Revenue
$2.09 billion
$0
Q3-10 Total Revenue
Q3-10 Compared to Q2-10
$1,800
$2,000
$2,200

Base fees stable despite lower average markets
7%
9%
15%
6%
10%
28%
25%
Active FI
Index FI
Active Equity
Index Equity
Multi-Asset
Alternatives
Cash
Q3-10 Base Fees
$0
Q3-10 Compared to Q2-10
$1.79 billion
$1,600
$1,800
$2,000
$1,792 $1,794
$9
$15
$8
$3
$2
($18)
($17)
Q2-10 Index FI Active FI Multi-Asset Cash Alternatives     Index
Equity
Active Equity Q3-10
Decreasing Base Fees Increasing Base Fees
$2 million

$1,291
$1,355
$2
$8
$17
$52
($14)
($1)
Q2-10 G&A Deferred
Commissions
Comp &
Benefits
Fund Launch
Costs
Distribution &
Svcing
Direct Fund
Exp
Q3-10
Expense increases linked to higher AUM and revenue
AUM / Revenue related
Increasing Expenses Decreasing Expenses
55%
2%
9%
23%
3%
8%
Employee Comp & Benefits
Distribution & Servicing Costs
Amort. of Deferred Sales Commissions
Direct Fund Expenses
General & Administration
Amortization of Intangibles
$1.36 billion
Q3-10 Expense, as Adjusted, by Category
Q3-10 Compared to Q2-10
For further information and reconciliation between GAAP and as Adjusted, see note (a) in the current earnings release
$0
$1,100
$1,200
$1,300
$1,400

Substantial free cash flow
To be reinvested in the business and available for dividends
$3.00
$3.12 $3.12
$2.68
$1.68
$1.20
$1.00
$0.80
51%
48%
53%
56%
50%
64%
83%
33%
2010 YTD 2009 2008 2007 2006 2005 2004 2003*
Dividend Payout Ratio
2010 YTD Share Repurchase  =  0.9 million shares
* 2003 dividend has been annualized
Payout ratio = (dividends + share repurchases) / GAAP net income

Appendix

For further information and reconciliation between GAAP and as Adjusted, see note (a) in the current earnings release as well as previously filed Form 10-Q’s
$737
$400
$302
$307
$561
$727
$741
Operating income – GAAP and As Adjusted
$271
$261
$357
$389
$654
$697
$707
  Q1
2009
  Q2
2009
  Q3
2009
  Q4
2009
  Q1
2010
  Q2
2010
  Q3
2010
Operating Income ($ in millions) Non-GAAP Adjustments ($ in millions)
$30
$44
$73
$172
$43
$41
$36
  Q1
2009
  Q2
2009
  Q3
2009
  Q4
2009
  Q1
2010
  Q2
2010
  Q3
2010
GAAP As Adjusted
Non-GAAP adjustments include BGI transaction / integration costs, PNC LTIP funding obligation, Merrill Lynch compensation contribution, Restructuring, and Compensation related to appreciation (depreciation) on deferred compensation plans

$463
$469
$379
$110
$239
$293
$537
$218
$317
$256
$423
$432
$551
$84
  Q1
2009
  Q2
2009
  Q3
2009
  Q4
2009
  Q1
2010
  Q2
2010
  Q3
2010
Net income – GAAP and As Adjusted
$31
$46
$123
($14)
$26 $21
($24)
  Q1
2009
  Q2
2009
  Q3
2009
  Q4
2009
  Q1
2010
  Q2
2010
  Q3
2010
Net Income ($ in millions) Non-GAAP Adjustments ($ in millions)
Non-GAAP adjustments include BGI transaction / integration costs, PNC LTIP funding obligation, Merrill Lynch compensation contribution, Restructuring, and Tax law changes
GAAP As Adjusted
For further information and reconciliation between GAAP and as Adjusted, see notes (c) through (d) in the current earnings release as well as previously filed Form 10-Q’s

Forward looking statements
This presentation, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,”
“current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,”
“seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,”
“may” or similar expressions.
BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

Forward looking statements
In addition to risk factors previously disclosed in BlackRock’s Securities and Exchange Commission reports and those identified elsewhere in this presentation the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:
(1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of capital improvement projects; (6) the impact of future acquisitions or divestitures; (7) the unfavorable resolution of legal proceedings; (8) the extent and timing of any share repurchases; (9) the impact, extent and timing of technological changes and the adequacy of intellectual property protection; (10) the impact of legislative and regulatory actions and reforms, including the recently approved Dodd-
Frank Wall Street Reform and Consumer Protection Act, and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock, Barclays, Bank of America, Merrill Lynch or PNC; (11) terrorist activities and international hostilities, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (12) the ability to attract and retain highly talented professionals; (13) fluctuations in the carrying value of BlackRock’s economic investments; (14) the impact of changes to tax legislation and, generally, the tax position of the Company; (15) BlackRock’s success in maintaining the distribution of its products; (16) the impact of BlackRock electing to provide support to its products from time to time; (17) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions; and (18) the ability of BlackRock to integrate the operations of BGI.